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                                                                 EXHIBIT 10.10.1

                               AMENDMENT TO LEASE
                               ------------------

     THIS AMENDMENT TO LEASE is dated for reference and made as of June 22, 2000. BETWEEN:

          LAURELTON INVESTMENTS LTD. and KBK No. 197 VENTURES LTD.

          (collectively, the "Lessor")                         OF THE FIRST PART

AND:

          SEAGATE SOFTWARE INFORMATION MANAGEMENT GROUP (CANADA), INC.

          (the "Lessee")
                                                              OF THE SECOND PART

AND:

          SEAGATE SOFTWARE, INC.

          (the "Indemnifier")                                  OF THE THIRD PART


WITNESSES THAT WHEREAS:

A. By a lease (the "Lease") dated September 27, 1999 made between the Lessor, the Lessee and the Indemnifier, the Lessor demised and leased unto the Lessee certain premises (the "Original Premises") comprising approximately 95,174 square feet more or less of Rentable Area, on the 1st, 2nd and 3rd floors of a building (the "Building") located at 910 Mainland Street, Vancouver, B.C. as more particularly described in the Lease and therein called the Demised Premises, with an option to lease 14,645 square feet more on the 3rd floor of the Building;

B. The Lessee has agreed to lease from the Lessor and the Lessor has agreed to lease to the Lessee the Main Floor Expansion Leased Premises (as herein defined) on the terms and conditions herein set forth; and

C. The Lessor and the Lessee have agreed to make certain other changes to the Lease;

NOW THEREFORE THE Lessor, THE Lessee AND THE INDEMNIFIER, in consideration of the premises, the sum of $1.00 paid by each party to the others, the mutual covenants and agreements herein contained, and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged) and subject to the terms and conditions herein set out, covenant and agree as follows:

1.        Interpretation
          --------------

1.1 All terms defined in the Lease and used herein shall have the respective meanings ascribed to them in the Lease unless the context otherwise requires or unless otherwise stated herein. The defined terms in the recitals to

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this Amendment to Lease shall have such meaning throughout this Amendment to
Lease, unless otherwise stated herein.

1.2       In this Amendment to Lease:

     (a) "Main Floor Expansion Leased Premises" means those premises located on the 1st floor for the Building as shown outlined in black on the plan attached hereto as Schedule "A" comprising approximately 34,000 square feet of Rentable Area; and

     (b)  "Amendment Date" means April 1, 2001.

2.        Main Floor Expansion Leased Premises and Net Rent
          -------------------------------------------------

     (a) Effective as of the Amendment Date the Lessor shall lease to the Lessee the Main Floor Expansion Leased Premises for the unexpired residue of the Term, together with any options to renew, and otherwise on the same terms and conditions as contained in the Lease as hereby amended,

     (b) The Lessor shall give vacant possession of the Main Floor Expansion Leased Premises to the Lessee on January 1, 2001. From the date the Lessee receives vacant possession of the Main Floor Expansion Leased Premises to the Amendment Date, the Lessee shall occupy the Main Floor Expansion Leased Premises in accordance with and subject to the terms and conditions contained in the Lease except that the Lessee shall not be required, in respect of the Main Floor Expansion Leased Premises only, to pay Basic Rent nor make contributions towards Taxes and Operating Costs until the Amendment Date.

2.1       Amendments to Lease
          -------------------

          The Lease is hereby amended, with effect as of the Amendment Date, as follows:

     (a) Section 1.1 of the Lease is amended by adding the following definition:

          "Main Floor Expansion Leased Premises' means the premises in the Building and described in Column 1 in Section 2.1 and identified as such on Schedule "A" hereto."

     (b) The definition of "Expansion Space" in section 1.1 is deleted and replaced with the following:

          "Expansion Space' means the Main Floor Expansion Leased Premises, the First Expansion Leased Premises, the Second Expansion Leased Premises and the Third Expansion Leased Premises (but does not include any space leased pursuant to the Right of First Offer in section 16.1)."

     (c) The definition of "Lessor's Repairs/Work" in section 1.1 is deleted and replaced with the following:

          "Lessor's Repairs/Work' means the work to be performed by the Lessor and described in sections 4.7 and 4.7 A."

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     (d)  Section 2.1 of the Lease is amended by adding the following information to the columns:

------------------------ -------------- ------------------- -------------- -------------
"Column 1                Column 2       Column 3            Column 4       Column 5
------------------------ -------------- ------------------- -------------- -------------
Premises/Rentable        Possession     Commencement        Expiry         Term
Area (sq. ft.)           Date           Date                Date
------------------------ -------------- ------------------- -------------- -------------

------------------------ -------------- ------------------- -------------- -------------
34,000 - main floor      January 1,     April 1, 2001       May 31, 2007   6 years, 2
(the "Main Floor         2001                                              months"
Expansion Leased
Premises")
------------------------ -------------- ------------------- -------------- -------------

     (e)  A new section 4.7(A) is added to the Lease as follows:

          "4.7A - Lessor's Repair/Work for the Main Floor Exoansion Leased
           ---------------------------------------------------------------
          Premises
          --------

          The Main Floor Expansion Leased Premises are leased by the Lessee on an "as is where is" basis. Notwithstanding the foregoing, the Lessor shall, at its own cost, provide those repairs and improvements for the Main Floor Expansion Leased Premises detailed as follows:

          (a)  Demolition. Demolition of all interior partitions (excluding the
               ----------
               washrooms) and removal of flooring coverings and the T-bar ceiling.

          (b)  New Demising Walls. Construction of demising walls consistent
               ------------------
               with the demising walls constructed for the Initial Leased Premises as detailed in section 4.7(f) of the Lease.

          (c)  Windows. Installation of up to one exterior window per full bay,
               -------
               where desired by the Lessee, excluding bays where the washrooms or stairwells are located. Exterior windows installed along the Nelson Street frontage will have the same dimensions and sill heights as those installed for the Lessee on the second floor. Some or all of any exterior windows installed on the Mainland Street frontage will have sill heights higher than those installed on the second floor, and the possible vertical dimension of the windows will decrease somewhat moving towards the middle of the Building on Mainland Street.

               The Lessor and the Lessee agree that contractors for each of the Lessee and the Lessor may undertake work within the Main Floor Expansion Leased Premises concurrently. Prior to the Possession Date for the Main Floor Expansion Leased Premises the Lessee and the Lessor will each, acting reasonably, prepare, approve and commit to a schedule of dates by which the Lessor's Repairs/Work must be completed, subject to Force Majeure. The Lessor agrees that the Commencement Date for the Main Floor Expansion Leased Premises will be deferred for a period of time equivalent to any period of delay caused by the Lessor's failure to complete the Lessor's Repairs/Work in accordance with the approved schedule, but the Expiry Date shall remain the same and will not be extended. Notwithstanding the foregoing, the Lessee acknowledges that: 1) drywalling and taping of new demising walls cannot commence until the Lessee's contractor completes electrical and communications work in said new walls; and 2) exterior windows cannot be installed by the Lessor until the Lessee and Lessor jointly

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               establish the number of, location of, size and sill height of said windows, and that upon establishment of said design criteria, a reasonable amount of time is required to order windows and carry out installation of same. Therefore the Lessee agrees that the delays suffered by the Lessor in the completion of drywalling and taping of the new demising walls or installation of exterior windows (collectively the "Seagate Dependant Work") as a result of delays in the Lessee's electrical work, communications work or exterior wall design work, shall not result in an extension of the Commencement Date provided that the Lessor carries out the Seagate Dependent Work in a reasonable time period upon being in a position to do so."

          (f)  A new section 4.10 is added to the Lease as follows:

               "4.10 - Lessor's Seismic Upgrading

               The Lessor shall, at its own cost, seismically upgrade the Building on or before December 31, 2001 to achieve not less than 75% of the current Vancouver building bylaw seismic requirements in both directions, as described in points 1 through 5 of the seismic upgrading recommendations prepared by Cameron Kemp of Omnicron which are attached as Schedule "D" to the Lease."

          (g)  A new section 4.11 is added to the Lease as follows:

               "4.11 - Deferment of Lessor's Repairs/Work on First Expansion
                ------------------------------------------------------------
               Premises Improvements
               ---------------------

               The Lessor and Lessee acknowledge and agree that the Lessee has requested that the Lessor defer the date that the Lessor commences the Lessor's Repairs/Work on the First Expansion Leased Premises from August 1, 2000 (the "Possession ("Date") to September 1, 2001 (the "Deferred Date"), the Deferred Date being the date the Lessor is required to commence the Lessor's Repairs/Work on the Third Expansion Leased Premises. It is the Lessee's intention that the Lessor's Repairs/Work be carried out to the First and Third Expansion Leased Premises by the Lessor concurrently. Accordingly, during the period from the Possession Date to the Deferred Date, the Lessee agrees to accept the First Expansion Leased Premises in an "as is" condition. For greater certainty, the Possession Date and Commencement Date for the First Expansion Leased Premises shall not be affected by this deferment and shall remain as described in section 2.1 of the Lease.

               During the four month period from the Deferred Date to December 31, 2001, the Lessor shall be given possession of the First Expansion Leased Premises for the purposes of carrying out the Lessor's Repairs/Work to such area, and the Lessee shall be bound to pay Rent for the First Expansion Leased Premises in accordance with the Lease during such four month period, without set-off or deduction. For greater certainty, the Loan to be paid by the Lessor to the Lessee pursuant to sections 4.1 and 4.2 and the HVAC inducement to be paid by the Lessor to the Lessee pursuant to section 4.3 will not be payable until the Deferred Date in accordance with the terms of those sections."

          (h) The parties agree that sections 4.1 and 4.2 relating to the Lessee Loan, section 4.3 relating to the HVAC inducement, section 4.7(a), (b), (c), (d) and (e) relating to electrical service, lighting, lessee's emergency power equipment, demolition and windows, section 4.8 relating to cash inducement in lieu of Lessor's Repairs/Work, section 4.9 relating to allowances for leasehold improvements and Schedule "C" will not apply to the Main Floor Expansion Leased Premises.

          (i) The plan contained on page 1 of Schedule "A" of the Lease is deleted and the plan contained in Schedule "A" of this Amendment to Lease is substituted in its place.

          (j) The schedule marked Schedule "D" attached to this Amendment to Lease is attached to and shall form part of the Lease as Schedule "D".

3.        Consent of Indemnifier
          ----------------------

          The Indemnifier hereby consents to this Amendment to Lease and hereby ratifies and confirms its indemnity contained in the Lease, and the Indemnifier hereby agrees that its indemnity shall remain in full force and effect in accordance with its terms and, for greater certainty, applies to all of the Demised Premises including, without limitation, the Main Floor Expansion Leased Premises.

4.        Demise
          -------

          For greater certainty, and in consideration of the rents, covenants and agreements contained in the Lease as hereby amended on the part of the Lessee to be paid, observed and performed, the Lessor does hereby demise and lease unto the Lessee as and from the Amendment Date, the Demised Premises including the Main Floor Expansion Leased Premises, for and during the Term of the Lease, and any renewals thereof and the Lessee hereby covenants and agrees to pay the rents, and observe and perform the covenants and agreements in the Lease as hereby amended on its part to be paid, observed and performed.

5.        Lease Ratified and Confirmed
          ----------------------------

          Except as hereby expressly amended the Lease is hereby ratified and confirmed by the Lessor and the Lessee to the effect and with the intent that the Lease and this Amendment to Lease shall be read and construed as one document as if the Main Floor Expansion Leased Premises had been demised and leased by the Lease together with the Original Premises all on the same terms and conditions and subject to performance of all the covenants set forth in the Lease, as hereby amended.

6.        Enurement
          ---------

          This Amendment to Lease shall enure for the benefit of and be binding on the heirs, executors, administrators, successors and permitted assigns (as the case may be) of the parties hereto to the same extent as binding upon the parties hereto.

7.        Execution.
          ---------

          Each of the Lessor, the Lessee and the Indemnifier confirm and agree that this Amendment to Lease has been executed by its authorized signatories and if only one signatory has signed this Amendment to Lease, each is authorized by its articles of incorporation or other constating documents to execute leases (and any amendments thereto) by such sole authorized signatory and if this Amendment to Lease is not executed under seal, each is authorized by its articles of incorporation or other constating documents to execute leases (and any amendments thereto) without a seal.

8.        Captions
          --------

          The captions appearing in this Amendment to Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Amendment to Lease or any provision hereof.



          IN WITNESS WHEREOF the Lessor, the Lessee and the Indemnifier have executed this Amendment to Lease as of the day and year first above written.


THE CORPORATE SEAL OF LAURELTON                               )
INVESTMENTS LTD. was hereunto affixed in                      )
the presence of:                                              )
                                                              )
                                                              )
LEON KAHN                                                     )        C/S
--------------------------------------------------------------)
Title:   President                                            )
         -----------------------------------------------------)
         Authorized Signatory       /s/ Leon Kahn             )


THE CORPORATE SEAL OF KBK No. 197                             )
VENTURES LTD. was hereunto affixed in the                     )
presence of:                                                  )
                                                              )
                                                              )
LEON KAHN                                                     )        C/S
--------------------------------------------------------------)
Title:   President                                            )
         -----------------------------------------------------)
         Authorized Signatory       /s/ Leon Kahn             )


THE CORPORATE SEAL OF SEAGATE                                 )
SOFTWARE INFORMATION                                          )
MANAGEMENT (CANADA), INC. was hereunto                        )
affixed in the presence of:                                   )
                                                              )
SUSAN J. WOLFE                                                )        C/S
--------------------------------------------------------------)
Title:   Vice President - Legal Affairs                       )
         -----------------------------------------------------)
         Authorized Signatory       /s/  Susan J. Wolfe       )


THE CORPORATE SEAL OF SEAGATE                                 )
SOFTWARE, INC. was hereunto affixed in the                    )
presence of:                                                  )
                                                              )
SUSAN J. WOLFE                                                )        C/S
--------------------------------------------------------------)
Title:   Vice President - Legal Affairs                       )
         -----------------------------------------------------)
         Authorized Signatory       /s/  Susan J. Wolfe       )